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                                                                      Exhibit 10

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our reports dated April 9, 1997 (with respect to the financial statements of Security Life Separate Account A1), April 11, 1997 (with respect to the financial statements of Security Life of Denver Insurance Company), and April 11, 1997, (with respect to the financial Statement schedules of Security Life of Denver Insurance Company), included in Post-Effective Amendment No. 4 to the Registration Statement (Form N-4 No. 33-78444 and 811-8196) and related Prospectus of Security Life of Denver Insurance Company and Security Life Separate Account A1 dated May 1, 1996.




                                                 /s/ Ernst & Young LLP
                                                 ERNST & YOUNG LLP

Denver, Colorado
April 28, 1997